LIQUIDITY	6 Months Ended
Jun. 30, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
LIQUIDITY

NOTE 12 – LIQUIDITY

The Company reported a net loss of $1,621,164 and net cash used in operating activities of $1,331,575 for the six months ended June 30, 2023. In addition, the Company had an accumulated deficit of $38,561,917 and working capital of $5,456,158 as of June 30, 2023. The Company’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Company will be able to reduce or eliminate its net losses and achieve profitability for the foreseeable future. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company has financed the operations primarily through cash flow from operations, loans from banks, and proceeds from equity instrument financing, where necessary. In 2022, the Company received an aggregated of $8,589,000 from issuance of convertible notes and warrants to L1 Capital, and $1,950,000 of proceeds from exercises of warrants by L1 Capital. On July 22, 2022, the Company entered into an At The Market Offering Agreement (the “ATM Agreement”) with H.C. Wainwright & Co., LLC (the “Sales Agent”), acting as its sales agent, pursuant to which the Company may offer and sell, from time to time, to or through the Sales Agent, ordinary shares having an aggregate gross offering price of up to $20,000,000. The Company received net proceeds of $4,366,642 through issuance of ordinary shares by such ATM offering in 2022.

As of September 27, 2023, the Company had approximately $3.27 million of cash and cash equivalents, which are unrestricted as to withdrawal or use and are placed with financial institutions. Management’s plan for mitigating the conditions of substantial doubt about the Company’s ability to continue as a going concern includes a combination of improving operational efficiency, cost reductions, debt and equity financing and financial support from the Chief Executive Officer and Chairman of the Board of the Company. There will be no new well drilling activity for the next 12 months till September 2024. The Company currently does not have any outstanding short-term or long-term bank borrowings balance. Management expects that it will be able to obtain new bank loans based on past experience and the Company’s good credit history. In addition, Mr. Wirawan Jusuf, the Chief Executive Officer and Chairman of the Board of the Company, has agreed to provide $3 million of financial support in the form of debt to the Company to enable the Company to meet its obligations and commitments as they become due for at least next 12 months. The Company intends to meet its cash requirements for the 12 months following the date of the issuance of the condensed consolidated financial statements through operations and the foregoing potential funding opportunities.

The Company believes that the current cash and anticipated cash flows from operating and financing activities will be sufficient to meet its anticipated working capital requirements and commitments for at least the next 12 months after the issuance of the Company’s accompanying unaudited condensed consolidated financial statements. Management believes that it is probable that the above plans can be effectively implemented, and it is probable that such plans will mitigate the conditions or events that raise substantial doubt about the Company’s ability to continue as a going concern. The Company has prepared the condensed consolidated financial statements on a going concern basis. If the Company encounters unforeseen circumstances that place constraints on its capital resources, management will be required to take various measures to conserve liquidity. Management cannot provide any assurance that the Company will raise additional capital if needed.